GOLDMAN SACHS TRUST

Class A Shares, Class C Shares, Institutional Shares, Investor Shares, Class P Shares, Class R Shares, and Class R6 Shares of the

Goldman Sachs Income Fund

(the “Fund”)

Supplement dated October 30, 2020 to the

Multi-Class and Class P Prospectus (the “Prospectuses”) and

Statement of Additional Information (the “SAI”),

each dated July 29, 2020, as supplemented to date

Effective immediately the Prospectuses and SAI are revised as follows:

The following replaces in its entirety the first sentence in the third to last paragraph of the “Goldman Sachs Income Fund—Summary—Principal Strategy” section of the Prospectuses:

The Fund’s target average duration range under normal interest rate conditions is expected to be between 0 and 8 years, and over the last five years ended June 30, 2020, the duration of the Bloomberg Barclays US Aggregate Bond Index has ranged between 5.11 and 5.60 years.

The following replaces in its entirety the second to last paragraph of the “Investment Management Approach—Principal Investment Strategies—Income Fund” section of the Prospectuses:

The Fund’s target average duration range under normal interest rate conditions is expected to be between 0 and 8 years, and over the last five years ended June 30, 2020, the duration of the Bloomberg Barclays US Aggregate Bond Index has ranged between 5.11 and 5.60 years.

The following replaces in its entirety the first sentence in the second to last paragraph of the “Investment Objectives and Policies—Income Fund” section of the SAI:

The Fund’s target average duration range under normal interest rate conditions is expected to be between 0 and 8 years, and over the last five years ended June 30, 2020, the duration of the Bloomberg Barclays US Aggregate Bond Index has ranged between 5.11 and 5.60 years.

This supplement should be retained with your Prospectuses and SAI for future reference.

GSINCFDUPDSTK 10-20